UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 16, 2017

1st Constitution Bancorp
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	609-655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17         CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17         CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 16, 2017, the Annual Report on Form 10-K for the year ended December 31, 2016 (the “Original Filing”) of 1st Constitution Bancorp (the “Company”) was inadvertently filed with the Securities and Exchange Commission (the “SEC”) without proper authorization from the Company’s independent registered public accounting firm (the “Auditor”) for inclusion of the Auditor’s reports on the consolidated financial statements of the Company contained in the Original Filing and on the Company’s internal control over financial reporting. The Company was subsequently notified by the Auditor that disclosure should be made or action should be taken to prevent future reliance on such financial statements. As a result, the financial statements contained in the Original Filing should not be relied upon. The Company will file an amendment to the Original Filing (the “Amended Filing”) with the SEC after proper authorization has been received from the Auditor. Any differences between the Original Filing and the Amended Filing will be identified in the Amended Filing.
Management believes that there will be no changes in the financial results of the Company reported in the Original Filing and the Amended Filing.
Management of the Company, in consultation with the Company’s Audit Committee, has concluded that there exists a material weakness in the Company’s disclosure controls and procedures and internal control over financial reporting, as the Company’s procedures relating to communications with the Auditor were not effective to prevent the Original Filing from being filed with the SEC without proper authorization from the Auditor. As a result, management has reevaluated its assessment of the Company’s disclosure controls and procedures and internal control over financial reporting as of December 31, 2016 and has concluded that each was not effective as of such date. The Amended Filing will reflect management’s conclusion that there was a material weakness in the Company’s disclosure controls and procedures and internal control over financial reporting as of December 31, 2016.
Management has developed and implemented a remediation plan to address the material weakness described above, which plan includes the adoption by the Company of an enhanced process for confirming the receipt of authorization from the Company’s independent registered public accounting firm for inclusion of its reports in the Company’s SEC filings.
The Company has provided a copy of the above disclosures to the Auditor and requested that the Auditor provide it with a letter addressed to the SEC stating whether or not the Auditor agrees with the above disclosures. A copy of the Auditor’s letter, dated March 17, 2017, confirming its agreement with the disclosures in this Item 4.02 is attached as Exhibit 16.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Title
16.1	Letter from BDO USA, LLP, dated March 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: March 17, 2017	By:	/s/ STEPHEN J. GILHOOLY
Name: Stephen J. Gilhooly
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
16.1	Letter from BDO USA, LLP, dated March 17, 2017

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